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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       11/03/2005
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                           CITIZENS FIRST CORPORATION
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             (Exact name of registrant as specified in its charter)



      Kentucky                       333-67435                61-0912615
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(State or other jurisdiction        (Commission               (IRS Employer
   of incorporation)                File Number)            Identification No.)


                   1805 Campbell Lane, Bowling Green, Kentucky      42101
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                     (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code       (270) 393-0700
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                                 NOT APPLICABLE
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             (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE

         In 2003, Citizens First Bank, Inc., a wholly owned subsidiary of Citizens First Corporation, initiated an action to recover the outstanding principal balance of and interest on three loans to one borrower totaling approximately $1,675,000. After obtaining a default judgment against the borrower and guarantors, the Bank filed a garnishment action in Travis County, Texas to recover certain of the borrower's assets in the possession of third parties, consisting primarily of the proceeds generated from a producing oil and gas well in Texas. On November 3, 2005, the court indicated that it would enter an order granting the Bank's request for declaratory relief against certain intervening parties claiming a superior interest in the well and its proceeds. As a result of an agreement entered into between the Bank and the intervening parties, the court's grant of relief will be non-appealable. In the fourth quarter of 2005, the Bank is expected to receive approximately $1,000,000 of the proceeds from the well currently being held in the registry of the court. The Bank previously had charged off $1,043,050 of the loans.

            The information in this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CITIZENS FIRST CORPORATION
                                   (Registrant)



                                      By:   Mary D. Cohron
                                         /s/Mary D. Cohron
                                          President and Chief Executive Officer
Date:  November 7, 2005
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